UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/03/2008

NATCO GROUP INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-15603

DE	222906892
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11210 Equity Drive, Houston, TX 77041
(Address of principal executive offices, including zip code)

713-849-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 3, 2008, NATCO Group Inc. (the "Company") issued a press release announcing that the Audit Committee of the Board of Directors of the Company, with the assistance of outside counsel, had recently initiated a review of certain payments made in a foreign jurisdiction in which the Company operates, which may present issues under the Foreign Corrupt Practices Act. A copy of the press release is attached to this report as Exhibit 99.1, and is incorporated into this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 - Press release dated March 3, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATCO Group Inc.

Date: March 03, 2008	By:	/s/ John U. Clarke
John U. Clarke
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated March 3, 2008